EXHIBIT 10.61

SECOND AMENDMENT TO THE MASTER LEASE

Wal-Mart Stores East, LP, individually and only as to Stores (as defined in the Master Lease Agreement) owned, leased, or operated in AL, CT, DE, FL, GA, IN, KY, ME, MD, MA, MI, MS, MO, NH, NJ, NM, NY, NC, OH, OK, PA, RI, SC, TN, VT, VA, WI, WV; Wal-Mart Stores, Inc., individually and only as to Stores owned or leased in AK, AR, AZ, CA, CO, HI, ID, IL, IA, KS, MN, MT, NE, NV, ND, OR, SD, UT, WA, WY; Wal-Mart Louisiana, LLC, individually and only as to Stores owned or leased in Louisiana; and Wal-Mart Stores Texas, LLC, individually and only as to Stores owned or leased in Texas and as successor-in-interest to Wal-Mart Stores (each referred to as “Landlord” for purposes of this Master Lease as it applies to the Store) and CPI Corp. (“Tenant”), as successor-in-interest to Portrait Corporation of America, Inc. (“PCA”) enter into this Second Amendment to the Master Lease (this “Second Amendment”) as of the 20th day of August 2007.

Whereas, Landlord and PCA entered into the Master Lease Agreement effective June 8, 2007 (together with the any appendices, exhibits, attachments, and amendments, the “Master Lease”); and

Whereas, Landlord consented to the Transfer; and

Whereas, Landlord and Tenant each desire to modify the Master Lease as described more fully below.

Now therefore, in consideration of the mutual promises and premises set forth above and below, the receipt and sufficiency of which both Tenant and Landlord acknowledge, Tenant and Landlord each agree as follows:

1.	All references to “Wal-Mart Stores Texas, LP” are hereby deleted and replaced with “Wal-Mart Stores Texas, LLC.”

2.	The reference in paragraph 8a(2) to February 1, 2007 is replaced with June 8, 2007.

3.	All other provisions of the Master Lease that are inconsistent with the above modification are amended to be consistent with the above modification.

4.
This Second Amendment may be executed in one or more counterparts, all of which are one and the same  Amendment and all of which become effective on the Effective Date mentioned above.  A facsimile or digital signature of any party is binding upon that party as if it were an original signature.

5.	Except as expressly amended herein, the Master Lease remains in full force and effect.

6.	All capitalized terms used but not otherwise defined in this Second Amendment have the same meaning as provided in the Master Lease.

[signature page to follow]

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Signed:
Landlord: Wal-Mart Stores, Inc.

By:	/s/Don R. Etheredge	September 14, 2007
	Don R. Etheredge	Date
Wal-Mart Stores, Inc.

Signed:
Landlord: Wal-Mart Stores East, LP

By:	/s/Don R. Etheredge	September 14, 2007
	Don R. Etheredge	Date
Wal-Mart Stores East, LP

Signed:
Landlord: Wal-Mart Stores Texas, LLC

By:	/s/Don R. Etheredge	September 14, 2007
	Don R. Etheredge	Date
Wal-Mart Stores Texas, LLC

Signed:
Landlord: Wal-Mart Stores Louisina, LLC

By:	/s/Don R. Etheredge	September 14, 2007
	Don R. Etheredge	Date
Wal-Mart Stores Louisiana, LLC

Signed:
Tenant: CPI Corp.

By:	/s/Renato Cataldo	September 13, 2007
	Renato Cataldo	Date

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